UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2023

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1040 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UTHR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on March 31, 2022, United Therapeutics Corporation (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) with certain of its subsidiaries party thereto, as guarantors (the “Guarantors”), the lenders referred to therein, and Wells Fargo Bank, National Association, as administrative agent and as a swingline lender. The Credit Agreement provides for: (i) an unsecured revolving credit facility of up to $1.2 billion; and (ii) a second unsecured revolving credit facility of up to $800 million (which facilities may, subject to obtaining commitments from existing or new lenders for such increase and subject to other conditions, be increased by up to $500 million in the aggregate). The facilities mature five years after the closing date of the Credit Agreement, subject to an ability of the lenders thereunder, or certain of the lenders thereunder, to elect to extend the maturity date of their commitments by one year following a request for such extension by the Company in accordance with the terms of the Credit Agreement, up to a maximum of two such extensions.

Pursuant to Section 2.7 of the Credit Agreement, the maturity of the commitments and loans of each lender under the Credit Agreement has been extended by one year to March 31, 2028. The maturity extension became effective as of March 31, 2023.

The foregoing summary is qualified by reference to the copy of the Credit Agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 1, 2022, the full text of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the extension of the Credit Agreement is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: March 31, 2023	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel